DEBT CONVERSION AGREEMENT

THIS CONVERSION AGREEMENT (this “Agreement”) is dated as of April 12, 2005 (the “Effective Date”) by and between Match, Inc., a Texas corporation (“Match”), Ron Lusk, a natural person and resident of the state of Texas (“Lusk”), and Lighting Science Group Corporation (“LSGC”), a Delaware Corporation (the “Corporation”). Match, Lusk and the Corporation are sometimes referred to collectively as the Parties.

WHEREAS, on February 1, 1999, the Corporation executed and delivered to Match, a promissory note for $1,000,000.00 (the “Promissory Note”) pursuant to the terms of that certain Credit Agreement by and between Match and a predecessor entity of the Corporation (the “Credit Agreement”);

WHEREAS, subsequently the parties entered into the 1st Amendment the Credit Agreement dated April 29, 1999 (the “1st Amendment”) whereupon the Allonge to the Promissory Note to Match (the “Allonge”) was executed and which increased the principal amount under the Promissory Note to $2,000,000.00 (the Promissory Note, the Credit Agreement, the 1st Amendment and the Allonge are collectively referred to as the “Loan Documents.” The Promissory Note and the Allonge are collectively referred to as the “Promissory Note”);

WHEREAS, a predecessor entity to the Corporation declared bankruptcy and the bankruptcy court approved a plan of reorganization on September 16, 2003, such approved plan of reorganization becoming effective on September 26, 2003 and preserving Match’s rights under the Promissory Note and other Loan Documents;

WHEREAS, the current debt outstanding to the Company under the terms of the Promissory Note totals approximately $2,192,524.35 in principle and accrued interest;

WHEREAS, Ron Lusk, the current President and CEO of the Corporation and a member of its Board of Directors is the controlling shareholder and senior officer of Match;

WHEREAS, Lusk and Match have agreed to recapitalize the Corporation by converting the amounts due under the Promissory Note into the common stock of the Corporation, $.001 par value (the “Common Stock”) of the Corporation (the “Conversion”) prior to the closing of an anticipated equity financing;

WHEREAS, the Board of Directors of the Corporation feel that the Conversion is in the best interests of the Corporation;

WHEREAS, the Board of Directors has been advised by Company’s investment advisor that conversion of the debt is necessary in order to attract new equity capital into the Company on favorable market terms;

WHEREAS, the Corporation has authorized sufficient Common Stock for issuance with regards to the Conversion;

WHEREAS, Lusk and Match desire to exchange the amounts due under the Promissory Note into Common Stock all as set forth below;

WHEREAS, the terms and conditions of this transaction have been negotiated with and approved by all of the non-interested directors of the Company; and

WHEREAS, Lusk, Match and the Corporation desire to enter into this Agreement to provide the terms and conditions upon which the Promissory Note will be converted into the Common Stock;

NOW THEREFORE, in exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lusk, Match and the Corporation agree as follows:

1.  Conversion.

(a)  As of the Effective Date, Match hereby elects to convert $2,192,524.35 which represents the principal and interest owed by the Corporation to Match under the Promissory Note and the Allonge (the Promissory Note and Allonge are attached as Exhibits “A” and “B” into a number of shares of the Common Stock according to the Conversion Formula (defined below).

2.  Representations, Warranties and Covenants.

(a)  Of the Corporation. The Corporation hereby makes the following representations, warranties and covenants in favor of Match:

(i)  Authorized Shares. The Common Stock identified in Section 1 of this Agreement constitute duly authorized common stock of the Corporation, the issuance of which to Match has been duly authorized by the board of directors of the Corporation.

(ii)  Validly Issued. Upon issuance of the Common Stock identified in Section 1 of this Agreement and receipt by the Corporation of the Promissory Note representing the amounts owed to Match by Corporation pursuant to the terms of the Loan Documents, properly endorsed and accompanied by all instruments necessary to effect the transfer of such Promissory Note to the Corporation, such Common Stock shall be validly issued and outstanding, fully paid, nonassessable and free and clear of all liens and encumbrances arising through the actions of the Corporation or its directors, officers, employees or agents.

(iii)  Issuance of Common Stock. Upon the Corporation’s receipt of the Promissory Note and the duly executed counterparts of this Agreement from Match, the Corporation shall issue the Common Stock specified in Section 1 of this Agreement to the party identified in Section 1 of this Agreement as electing to receive such Common Stock.

(b)  Of Match. Match (the “Note Holder”) hereby makes the following representations, warranties and covenants with respect to such Note Holder in favor of the Corporation.

(i)  Note Holder. Such Note Holder is the owner of the Promissory Note, and owns such Promissory Note free and clear of all liens, claims and encumbrances.

(ii)  Authorization. Such Note Holder has full power and authority to enter into this Agreement, and this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of such Note Holder. The individual signing this Agreement on behalf of such Note Holder is duly authorized to execute this Agreement for and on behalf of such Note Holder. All organizational action required to be taken to authorize (i) the execution and delivery of this Agreement by the undersigned individual for and on behalf of such Note Holder and (ii) the performance by such Note Holder of such Note Holder's obligations hereunder has been taken.

(iii)  To Be Purchased Entirely For Own Account. This Agreement is made with such Note Holder in reliance upon such Note Holder’s representation to the Corporation, which, by such Note Holder’s execution of this Agreement, such Note Holder hereby confirms, that the Common Stock to be purchased by such Note Holder and any securities issuable upon conversion thereof (such Common Stock and securities issuable upon conversion thereof being, collectively, the “Securities”) are being and will be acquired for investment for such Note Holder’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and that neither such Note Holder nor any of its officers, members, managers or representatives with the authority, responsibility or power to make a decision with regard to the purchase or sale of the Securities or any portion thereof (collectively, such “Note Holder’s Representatives”) has any present intention of selling, granting any participation in or otherwise distributing the same. Such Note Holder and such Note Holder’s Representatives are familiar with the phrase “acquired for investment and not with a view to distribution” as it relates to the Securities Act of 1933, as amended (the “Securities Act”) and state securities laws and the special meaning given to such term by the Securities and Exchange Commission (the “SEC”). By executing this Agreement, such Note Holder further represents that such Note Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

(iv)  Reliance Upon Note Holder’s Representations and Warranties. Such Note Holder and such Note Holder’s Representatives understand that the Securities are not, and upon issuance of any of the Securities on conversion of the Common Stock, at the time of issuance may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act, and that the Corporation’s reliance on such exemption is predicated on such Note Holder’s representations and warranties set forth herein.

(v)  Receipt of Information. Such Note Holder and such Note Holder’s Representatives have received all the information they consider necessary or appropriate for deciding whether to purchase the Securities and each portion thereof. Such Note Holder further represents that such Note Holder and such Note Holder's Representatives have had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the offering of the Securities and each portion thereof and the business, properties, prospects and financial condition of the Corporation and to obtain additional information necessary to verify the accuracy of any information furnished to such Note Holder or such Note Holder’s Representatives or to which such Note Holder or such Note Holder’s Representatives had access.

(vi)  Investment Experience. Such Note Holder represents that it and such Note Holder’s Representatives are experienced in evaluating and investment in private placement transactions of securities of companies in a similar stage of development as the Corporation and acknowledges that such Note Holder can bear the economic risk of such Note Holder’s investment and that such Note Holder’s Representatives have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the investment in the Securities.

(vii)  Accredited Investor. Such Note Holder is an Accredited Investor, as such term is defined in Regulation D promulgated under the Securities Act.

(viii)  Restricted Securities. Such Note Holder and each of such Note Holder’s Representatives understands that neither the Securities nor any portion thereof may be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities (or such portion thereof) or an available exemption from registration under the Securities Act, the Securities and each portion thereof must be held indefinitely. Such Note Holder and each of such Note Holder’s Representatives realizes that the Securities and each portion thereof are unlikely to qualify for sale or other disposition under Rule 144 issued by the SEC. Furthermore, such Note Holder and each of such Note Holder’s Representatives is aware that neither the Securities nor any portion thereof may be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Corporation. Such information is not now available and the Corporation has no present plans to make such information available.

(ix)  Legends. To the extent applicable, each certificate or other document evidencing any of the Securities shall be endorsed with the legends substantially in the form set forth below:

The following legend under the Securities Act:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS LIGHTING SCIENCE GROUP CORPORATION. (THE “CORPORATION”) HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

Also the Corporation shall endorse such certificates with each legend imposed or required by the Corporation's Articles of Organization or applicable state securities laws.

3.  Piggyback Registration Rights. To the extent that the any class of Shareholders of the Corporation are allowed to sell any of the Corporation’s Common Stock (the “Selling Shareholders”) or other securities into which such equity interests may convert (in either case, a “Corporation Security”) in a registered offering, the holders of the Common Stock shall have the right to convert its Common Stock (or other securities into which the Common Stock may convert) into the class of Corporation securities being sold and sell in the same registered offering, on the same terms as the Selling Shareholders, the same percentage of the aggregate of Corporation Securities held by such Common Stock Shareholders as the Selling Shareholders are selling of the Corporation Securities being sold. Each Common Stock Shareholder’s right to sell in the foregoing shall be in proportion to the percentage of all Corporation Securities held by all Common Stock Shareholders that such individual Common Stock Shareholder holds.

4.  Definitions:

(a)  “Commission” shall mean the U.S. Securities and Exchange Commission.

(b)  The Conversion Formula is as follows:

Promissory Note Amount Conversion Price	=	shares of Common Stock to be converted

(c)  “Conversion Price” shall mean $1.725 per share of Common Stock.

(d)  “Person” shall mean any natural person, trust, corporation, partnership, limited partnership, limited liability company, unincorporated association or other entity.

(e)  “Securities Act” shall mean the Securities Act of 1933, as amended.

5.  Governing Law. This Agreement shall be governed by the laws of the State of Texas, without reference to the choice of laws rules of such state.

6.  Attorneys’ Fees. In the event any party hereto fails to perform any of its obligations under this Agreement or the transactions contemplated hereby or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all reasonable costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including court costs and reasonable attorneys’ fees.

7.  Successors and Assigns. This Agreement shall be binding upon each party hereto and its respective successors and assigns.

8.  Severability. If any term of provision of this Agreement or any application thereof shall be held invalid or unenforceable, the remainder of this Agreement and any other application of such term or provision shall not be affected thereby.

9.  Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties hereto. The Corporation and Match hereby agree that all prior or contemporaneous oral understandings, agreements or negotiations relative to the subject matter hereof are merged into and revoked by this Agreement.

10.  Interpretation. All provisions of this Agreement shall be interpreted according to their fair meaning and shall not be strictly construed against any party.

11.  Counterparts; Facsimile Signature. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which, taken together, shall constitute one agreement. An original signature or copy thereof transmitted by facsimile shall constitute an original signature for purposes of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Effective Date.

COMPANY

LIGHTING SCIENCE GROUP CORPORATION, a Delaware corporation

By:____/s/ J. Michael Poss_________
Name: J. Michael Poss
Title: Chief Financial Officer

MATCH

MATCH INC., a Texas corporation

By: ____/s/ Ron Lusk______________

Name: Ron Lusk
Title: Representative of Match, Inc.

RON LUSK

_______/s/ Ron Lusk_____________